Exhibit 99.1

Altair Announces First Quarter 2023 Financial Results

Altair Exceeds Expectations and Achieves All-Time High Revenue

TROY, Mich. – May 4, 2023 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence, today released its financial results for the first quarter ended March 31, 2023.

“Altair had a very strong start to 2023, with software product revenue and total revenue above the high end of our guidance,” said James Scapa, founder, chairman and chief executive officer of Altair. “Q1 exceeded our expectations and represents an all-time high for revenue to continue our good momentum from 2022. Demand for our products continues to be strong and we’re seeing the investments we’ve made in product development and our approach to our customers’ success paying off.”

“Coming right on the heels of a very strong fourth quarter to end last year, we had impressive performance in the first quarter,” said Matt Brown, chief financial officer of Altair. “We’re excited to be starting the year so well, which we feel gives us momentum and helps to achieve our financial goals for the year.”

First Quarter 2023 Financial Highlights

•
Software product revenue was $149.6 million compared to $140.9 million for the first quarter of 2022, an increase of 6.2% in reported currency and 10.0% in constant currency
•
Total revenue was $166.0 million compared to $159.8 million for the first quarter of 2022, an increase of 3.9% in reported currency and 7.5% in constant currency
•
Net loss was $(2.0) million compared to net income of $11.5 million for the first quarter of 2022. Diluted net loss per share was $(0.02) based on 80.2 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.13 for the first quarter of 2022, based on 87.3 million diluted weighted average common shares outstanding. Net loss margin was -1.2% compared to net income margin 7.2% for the first quarter of 2022
•
Non-GAAP net income was $31.8 million, compared to non-GAAP net income of $32.9 million for the first quarter of 2022, a decrease of 3.5%. Non-GAAP diluted net income per share was $0.36 based on 88.0 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.38 for the first quarter of 2022, based on 87.3 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $43.1 million compared to $46.6 million for the first quarter of 2022, a decrease of 7.6%. Adjusted EBITDA margin was 25.9% compared to 29.2% for the first quarter of 2022
•
Cash provided by operating activities was $59.2 million, compared to $5.8 million for the first quarter of 2022
•
Free cash flow was $57.5 million, compared to $3.6 million for the first quarter of 2022. Free cash flow in the first quarter of 2022 was impacted by the payment of a $65.9 million litigation judgement assumed as part of the World Programming acquisition.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the second quarter and full year 2023:

(in millions, except %)	Second Quarter 2023			Full Year 2023
Software Product Revenue	$123.0	to	$125.0	$551.0	to	$561.0
Growth Rate	5.2%		6.9%	8.8%		10.8%
Growth Rate - Constant Currency	6.7%		8.4%	9.1%		11.0%
Total Revenue	$138.0		$140.0	$614.0		$624.0
Growth Rate	4.0%		5.5%	7.3%		9.0%
Growth Rate - Constant Currency	5.4%		6.9%	7.5%		9.3%
Net Loss	$(15.8)		$(13.9)	$(19.7)		$(10.0)
Non-GAAP Net Income	$11.5		$13.0	$89.8		$97.2
Adjusted EBITDA	$15.0		$17.0	$120.0		$130.0
Net Cash Provided by Operating Activities				$118.0		$126.0
Free Cash Flow				$108.0		$116.0

The following table provides a reconciliation of Full Year 2023 guidance to the last guidance provided in February:

	(Unaudited)
	Full Year 2023
(in millions)	Midpoint of Guidance in February	Increase/ (Decrease)	Currency Fluctuations from Prior Guidance	Midpoint of Guidance in May
Software Product Revenue	$555.0	$—	$1.0	$556.0
Total Revenue	$618.0	$—	$1.0	$619.0
Adjusted EBITDA	$125.0	$—	$—	$125.0

Conference Call Information

What: Altair’s First Quarter 2023 Financial Results Conference Call
When: Thursday, May 4, 2023

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Billings, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position.

Billings consists of total revenue plus the change in deferred revenue, excluding deferred revenue from acquisitions.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense, restructuring expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2023, our statements regarding our expectations for 2023, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

dls@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2023	December 31, 2022
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$378,377	$316,146
Accounts receivable, net	130,636	170,279
Income tax receivable	11,226	11,259
Prepaid expenses and other current assets	28,363	29,142
Total current assets	548,602	526,826
Property and equipment, net	38,260	37,517
Operating lease right of use assets	33,297	33,601
Goodwill	451,170	449,048
Other intangible assets, net	101,586	107,609
Deferred tax assets	9,675	9,727
Other long-term assets	43,582	40,410
TOTAL ASSETS	$1,226,172	$1,204,738
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,014	$10,434
Accrued compensation and benefits	30,341	42,456
Current portion of operating lease liabilities	9,939	10,396
Other accrued expenses and current liabilities	58,673	56,371
Deferred revenue	114,423	113,081
2024 Convertible senior notes, net	81,004	—
Total current liabilities	300,394	232,738
2027 Convertible senior notes, net	225,039	305,604
Operating lease liabilities, net of current portion	23,989	24,065
Deferred revenue, non-current	27,520	31,379
Other long-term liabilities	42,325	41,216
TOTAL LIABILITIES	619,267	635,002
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 53,153 and 52,277 shares as of March 31, 2023, and December 31, 2022, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 27,505 and 27,745 shares as of March 31, 2023, and December 31, 2022	3	3
Additional paid-in capital	753,184	721,307
Accumulated deficit	(123,536)	(121,577)
Accumulated other comprehensive loss	(22,751)	(30,002)
TOTAL STOCKHOLDERS’ EQUITY	606,905	569,736
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,226,172	$1,204,738

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2023	2022
Revenue
License	$112,409	$106,169
Maintenance and other services	37,234	34,728
Total software	149,643	140,897
Software related services	7,100	9,061
Total software and related services	156,743	149,958
Client engineering services	7,776	8,012
Other	1,515	1,811
Total revenue	166,034	159,781
Cost of revenue
License	4,824	4,687
Maintenance and other services	14,426	12,719
Total software *	19,250	17,406
Software related services	5,616	6,035
Total software and related services	24,866	23,441
Client engineering services	6,624	6,641
Other	1,245	1,521
Total cost of revenue	32,735	31,603
Gross profit	133,299	128,178
Operating expenses:
Research and development *	53,251	47,079
Sales and marketing *	43,492	37,840
General and administrative *	17,951	17,426
Amortization of intangible assets	7,814	5,903
Other operating expense (income), net	5,605	(781)
Total operating expenses	128,113	107,467
Operating income	5,186	20,711
Interest expense	1,526	585
Other (income) expense, net	(3,613)	2,068
Income before income taxes	7,273	18,058
Income tax expense	9,232	6,530
Net (loss) income	$(1,959)	$11,528
(Loss) income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.02)	$0.15
Net (loss) income per share attributable to common stockholders, diluted	$(0.02)	$0.13
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	80,191	79,462
Weighted average number of shares used in computing net (loss) income per share, diluted	80,191	87,261

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Cost of revenue – software	$2,752	$1,903
Research and development	8,743	7,358
Sales and marketing	7,591	7,035
General and administrative	3,075	2,318
Total stock-based compensation expense	$22,161	$18,614

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Employee stock-based compensation plans	$18,484	$13,259
Post combination expense in connection with acquisitions	3,677	5,355
Total stock-based compensation expense	$22,161	$18,614

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2023	2022
OPERATING ACTIVITIES:
Net (loss) income	$(1,959)	$11,528
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	9,750	7,686
Stock-based compensation expense	22,161	18,614
Loss on mark-to-market adjustment of contingent consideration	7,006	—
Other, net	640	506
Changes in assets and liabilities:
Accounts receivable	39,872	21,735
Prepaid expenses and other current assets	1,981	(138)
Other long-term assets	(1,944)	2,139
Accounts payable	(5,362)	(302)
Accrued compensation and benefits	(12,283)	(6,896)
Other accrued expenses and current liabilities	2,015	(61,759)
Deferred revenue	(2,678)	12,673
Net cash provided by operating activities	59,199	5,786
INVESTING ACTIVITIES:
Capital expenditures	(1,727)	(2,190)
Payments for acquisition of businesses, net of cash acquired	—	(12,971)
Other investing activities, net	(1,405)	(343)
Net cash used in investing activities	(3,132)	(15,504)
FINANCING ACTIVITIES:
Proceeds from the exercise of common stock options	9,872	237
Payments for repurchase of common stock	(6,255)	—
Proceeds from employee stock purchase plan contributions	1,868	2,362
Other financing activities	(29)	(90)
Net cash provided by financing activities	5,456	2,509
Effect of exchange rate changes on cash, cash equivalents and restricted cash	379	(970)
Net increase (decrease) in cash, cash equivalents and restricted cash	61,902	(8,179)
Cash, cash equivalents and restricted cash at beginning of year	316,958	414,012
Cash, cash equivalents and restricted cash at end of period	$378,860	$405,833

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share amounts)	2023	2022
Net (loss) income	$(1,959)	$11,528
Stock-based compensation expense	22,161	18,614
Amortization of intangible assets	7,814	5,903
Non-cash interest expense	465	417
Impact of non-GAAP tax rate (1)	(1,933)	(5,036)
Special adjustments and other (2)	5,231	1,492
Non-GAAP net income	$31,779	$32,918

Net (loss) income per share, diluted	$(0.02)	$0.13
Non-GAAP net income per share, diluted	$0.36	$0.38

GAAP diluted shares outstanding	80,191	87,261
Non-GAAP diluted shares outstanding	88,041	87,261
(1)
The Company uses a non-GAAP effective tax rate of 26%.
(2)
The three months ended March 31, 2023, includes $7.0 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $1.8 million currency gains on acquisition-related intercompany loans. The three months ended March 31, 2022, includes $1.5 million currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Net (loss) income	$(1,959)	$11,528
Income tax expense	9,232	6,530
Stock-based compensation expense	22,161	18,614
Interest expense	1,526	585
Depreciation and amortization	9,750	7,686
Special adjustments, interest income and other (1)	2,345	1,647
Adjusted EBITDA	$43,055	$46,590

(1)
The three months ended March 31, 2023, includes $7.0 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, $2.9 million of interest income, and $1.8 million currency gains on acquisition-related intercompany loans. The three months ended March 31, 2022, includes $1.5 million currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Net cash provided by operating activities (1)	$59,199	$5,786
Capital expenditures	(1,727)	(2,190)
Free cash flow (1)	$57,472	$3,596

(1)
The three months ended March 31, 2022, includes a $65.9 million payment in January 2022 for a damages judgement assumed as part of an acquisition in December 2021.

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure, and a comparison of Non-GAAP gross margin (Non-GAAP gross profit as a percentage of total revenue) to gross margin (gross profit as a percentage of total revenue), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Gross profit	$133,299	$128,178
Stock-based compensation expense	2,752	1,903
Non-GAAP gross profit	$136,051	$130,081

Gross profit margin	80.3%	80.2%
Non-GAAP gross margin	81.9%	81.4%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Total operating expense	$128,113	$107,467
Stock-based compensation expense	(19,409)	(16,711)
Amortization	(7,814)	(5,903)
Loss on mark-to-market adjustment of contingent consideration	(7,006)	—
Non-GAAP operating expense	$93,884	$84,853

The following table provides a reconciliation of Billings to revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2023	2022
Revenue	$166,034	$159,781
Ending deferred revenue	141,943	118,403
Beginning deferred revenue	(144,460)	(106,032)
Deferred revenue acquired	—	(815)
Billings	$163,517	$171,337

The following table provides revenue, Billings and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$149.6	$5.4	$155.0	$140.9	6.2%	10.0%
Total revenue	$166.0	$5.8	$171.8	$159.8	3.9%	7.5%
Billings	$163.5	$6.3	$169.8	$171.3	-4.6%	-0.9%
Adjusted EBITDA	$43.1	$2.3	$45.4	$46.6	-7.6%	-2.6%

Change in Classification of Indirect Costs

Beginning in the first quarter of 2023, the Company refined its classification of certain indirect costs to reflect the way management is now reviewing the information in decision making and to improve comparability with peers. These indirect costs include certain IT, facilities, and depreciation expenses that were previously reported primarily in General and administrative expense. These indirect costs have now been reclassified to Research and development, Sales and marketing, and General and administrative expenses based on global headcount. Management believes this refined methodology better reflects the nature of the costs and financial performance of the Company.

As a result, the Company’s Consolidated Statements of Operations have been recast for prior periods presented to reflect the effects of the changes to Research and development, Sales and marketing, and General and administrative expense. There was no net impact to total operating expenses, income from operations, net income or net income per share for any periods presented. The consolidated balance sheets, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity, and the consolidated statements of cash flows were not affected by changes in the presentation of these costs.

Each prior period that will be presented in the forthcoming Form 10-Q and Form 10-K filings will be recast to conform to current period presentation. The following tables provide the relevant financial results as previously reported, as recast for the current period and forthcoming filings, and the associated impacts of the changes. Within these tables, the references to periods such as “FY 2021” and “Q1 2022” refer to the corresponding periods as reported in the applicable Form 10-K, Form 10-Q, or Form 8-K filings.

The following table summarizes the changes made to the consolidated statements of income (in thousands):

	Previously Reported
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$151,049	$43,094	$46,477	$48,781	$47,511	$185,863
Sales and marketing	132,750	35,682	39,116	39,244	41,203	155,245
General and administrative	91,500	23,569	24,367	24,677	24,993	97,606
Amortization of intangible assets	18,357	5,903	6,208	6,571	8,828	27,510
Other operating income, net	(3,482)	(781)	(5,767)	(2,835)	(572)	(9,955)
Total operating expenses	$390,174	$107,467	$110,401	$116,438	$121,963	$456,269

	Recast
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$167,341	$47,079	$50,437	$53,092	$51,934	$202,542
Sales and marketing	141,484	37,840	41,153	41,352	43,539	163,884
General and administrative	66,474	17,426	18,370	18,258	18,234	72,288
Amortization of intangible assets	18,357	5,903	6,208	6,571	8,828	27,510
Other operating income, net	(3,482)	(781)	(5,767)	(2,835)	(572)	(9,955)
Total operating expenses	$390,174	$107,467	$110,401	$116,438	$121,963	$456,269

	Change
	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022
Operating expenses:
Research and development	$16,292	$3,985	$3,960	$4,311	$4,423	$16,679
Sales and marketing	8,734	2,158	2,037	2,108	2,336	8,639
General and administrative	(25,026)	(6,143)	(5,997)	(6,419)	(6,759)	(25,318)
Amortization of intangible assets	—	—	—	—	—	—
Other operating income, net	—	—	—	—	—	—
Total operating expenses	$—	$—	$—	$—	$—	$—

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2023		Year Ending December 31, 2023
(in thousands)	Low	High	Low	High
Net loss	$(15,800)	$(13,900)	$(19,700)	$(10,000)
Stock-based compensation expense	21,000	21,000	85,200	85,200
Amortization of intangible assets	7,600	7,600	30,200	30,200
Non-cash interest expense	500	500	1,800	1,800
Impact of non-GAAP tax rate	(1,800)	(2,200)	(12,900)	(15,200)
Special adjustments and other(1)	—	—	5,200	5,200
Non-GAAP net income	$11,500	$13,000	$89,800	$97,200
(1)
The year ending December 31, 2023, includes $7.0 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $1.8 million currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2023		Year Ending December 31, 2023
(in thousands)	Low	High	Low	High
Net loss	$(15,800)	$(13,900)	$(19,700)	$(10,000)
Income tax expense	2,300	2,400	18,700	19,000
Stock-based compensation expense	21,000	21,000	85,200	85,200
Interest (income) expense	(2,000)	(2,000)	(7,300)	(7,300)
Depreciation and amortization	9,500	9,500	37,900	37,900
Special adjustments and other(1)	—	—	5,200	5,200
Adjusted EBITDA	$15,000	$17,000	$120,000	$130,000
(1)
The year ending December 31, 2023, includes $7.0 million loss from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $1.8 million currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2023
(in thousands)	Low	High
Net cash provided by operating activities	$117,700	$125,700
Capital expenditures	(9,700)	(9,700)
Free cash flow	$108,000	$116,000